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                                                                    Exhibit 21.1

                  LIST OF SUBSIDIARIES OF TEXAS ROADHOUSE, INC.

                (Upon completion of the Initial Public Offering)

I.  SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE, INC.

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

NAME OF ENTITY                                   FORM OF ENTITY
Texas Roadhouse Development Corporation          Kentucky corporation
Texas Roadhouse Management Corp.                 Kentucky corporation
Aspen Steaks Exchange Subsidiary Inc.            Kentucky corporation
Texas Roadhouse of Gainesville, Inc.             Kentucky corporation
Texas Roadhouse Property Holdings LLC            Kentucky limited liability company
Texas Roadhouse of Texas, LLC                    Kentucky limited liability company

II.  SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE OF TEXAS, LLC AND TEXAS
     ROADHOUSE HOLDINGS LLC

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

NAME OF ENTITY                                   FORM OF ENTITY
Longview Roadhouse II, Ltd.                      Kentucky limited partnership
Texas Roadhouse of Abilene, Ltd.                 Kentucky limited partnership
Texas Roadhouse of Amarillo, Ltd.                Kentucky limited partnership
Texas Roadhouse of College Stations, Ltd.        Kentucky limited partnership
Texas Roadhouse of Conroe, Ltd.                  Kentucky limited partnership
Texas Roadhouse of Corpus Christi, Ltd.          Kentucky limited partnership
Texas Roadhouse of Denton, Ltd.                  Kentucky limited partnership
Texas Roadhouse of Fort Worth, Ltd.              Kentucky limited partnership
Texas Roadhouse of Friendswood, Ltd.             Kentucky limited partnership
Texas Roadhouse of Grand Prairie, Ltd.           Kentucky limited partnership
Texas Roadhouse of Houston, Ltd.                 Kentucky limited partnership
Texas Roadhouse of Killeen, Ltd.                 Kentucky limited partnership
Texas Roadhouse of Live Oak, Ltd.                Kentucky limited partnership
Texas Roadhouse of Lubbock, Ltd.                 Kentucky limited partnership
Texas Roadhouse of McAllen, Ltd.                 Kentucky limited partnership
Texas Roadhouse of Mesquite, Ltd.                Kentucky limited partnership
Texas Roadhouse of Pasadena, Ltd.                Kentucky limited partnership
Texas Roadhouse of San Antonio, Ltd.             Kentucky limited partnership
Texas Roadhouse of Texarkana, Ltd.               Kentucky limited partnership
Texas Roadhouse of Tyler, Ltd.                   Kentucky limited partnership
Texas Roadhouse of Waco, Ltd.                    Kentucky limited partnership
Texas Roadhouse of Wichita Falls, Ltd.           Kentucky limited partnership

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III.  SUBSIDIARIES WHOLLY-OWNED BY TEXAS ROADHOUSE PROPERTY HOLDINGS LLC

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

NAME OF ENTITY                                   FORM OF ENTITY
Texas Roadhouse of Boise, LLC                    Kentucky limited liability company
Texas Roadhouse of Cedar Falls, LLC              Kentucky limited liability company
Texas Roadhouse of Cheyenne, LLC                 Kentucky limited liability company
Texas Roadhouse of Decatur, LLC                  Kentucky limited liability company
Texas Roadhouse of Dixie Highway, LLC            Kentucky limited liability company
Texas Roadhouse of East Peoria, LLC              Kentucky limited liability company
Texas Roadhouse of Elkhart, LLC                  Kentucky limited liability company
Texas Roadhouse of Elyria, LLC                   Kentucky limited liability company
Texas Roadhouse of Fort Wayne, LLC               Kentucky limited liability company
Texas Roadhouse of Grand Junction, LLC           Kentucky limited liability company
Texas Roadhouse of Lancaster, LLC                Kentucky limited liability company
Texas Roadhouse of Lansing, LLC                  Kentucky limited liability company
Texas Roadhouse of Lynchburg, LLC                Kentucky limited liability company
Texas Roadhouse of New Philadelphia, LLC         Kentucky limited liability company
Texas Roadhouse of Richmond, LLC                 Kentucky limited liability company
Texas Roadhouse of Roseville, LLC                Kentucky limited liability company

IV.  OTHER INDIRECT WHOLLY-OWNED SUBSIDIARIES

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

NAME OF ENTITY                                   FORM OF ENTITY
Aspen Steaks, Ltd. (1)                           Kentucky corporation
Texas Roadhouse Delaware, LLC (2)                Kentucky limited liability company
Texas Roadhouse Louisville I LLC (2)             Kentucky limited liability company

(1)  Wholly-owned by Aspen Steaks Exchange Subsidiary Inc.
(2)  Wholly-owned by Texas Roadhouse Holdings LLC

V.  PARTIALLY-OWNED SUBSIDIARIES

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

NAME OF ENTITY                                   FORM OF ENTITY
Texas Roadhouse Holdings LLC (1)                 Kentucky limited liability company
Texas Roadhouse of Austin, Ltd. (2)              Kentucky limited partnership
Texas Roadhouse of Jacksonville, NC, LLC (3)     Kentucky limited liability company
Texas Roadhouse of Parker, LLC (3)               Kentucky limited liability company

(1) Common Shares held by Texas Roadhouse, Inc. and Preferred Shares held by former holders of Common Shares of Texas Roadhouse Holdings LLC
(2) Ownership Interests held by Texas Roadhouse of Texas, LLC and Texas Roadhouse Holdings LLC
(3)  Ownership Interests held by Texas Roadhouse Holdings LLC